--------------------------------------------------------------------------------
                  THE BLACKROCK MUNICIPAL TARGET TERMTRUSTINC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                                   July 31, 1999

Dear Shareholder:

    Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

    In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

    This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,



/s/Laurence D. Fink                                      /s/Ralph L. Schlosstein
-------------------                                      -----------------------
Laurence D. Fink                                         Ralph L. Schlosstein
Chairman                                                 President

                                                                   July 31, 1999


Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past six months:

                            6/30/99      12/31/98        CHANGE          HIGH           LOW
STOCK PRICE                 $10.50        $11.375       (7.69%)        $11.75        $10.187
NET ASSET VALUE (NAV)       $10.83        $11.21        (3.39%)        $11.30        $10.82

THE FIXED INCOME MARKETS

      The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

      U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 118 basis points (1.18%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

      Municipal bonds outperformed the taxable domestic bond market during the past six months, returning -0.90% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's -1.37% on a pre-tax basis. Municipal bonds continue to appear attractive relative to Treasuries on a long-term historical basis, and we believe that reduced Treasury supply and increased crossover activity should keep ratios at higher than normal levels. Supply and demand technicals continue to improve in the municipal market as supply has declined 23% in the first half of 1999 from last year. Much of the drop in issuance can be attributed to the plunge in refunding supply, which is down nearly 50% versus last year. Retail investors have been adding municipals to their portfolios at an aggressive pace, which should result in the second consecutive year of net positive cash flows into mutual funds after having negative flows during the previous four years. Due to the factors mentioned above, we believe municipals remain a compelling investment opportunity going forward.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. Trading activity in the Trust remained low during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution. Since one of the Trust's primary investment objectives is to pay out tax-exempt income, we believe that restructuring the portfolio in a higher interest rate environment remains the most prudent strategy.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 31% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

      The following chart compares the Trust's current and December 31, 1998 asset composition:


                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
---------------------------------------------------------------------------

SECTOR                           JUNE 30, 1999           DECEMBER 31, 1998
-----                            -------------           -----------------
City, County and State                22%                       22%
--------------------------------------------------------------------------
Hospital                              15%                       15%
--------------------------------------------------------------------------
Transportation                        15%                       14%
--------------------------------------------------------------------------
Tax Revenue                           14%                       14%
--------------------------------------------------------------------------
Water & Sewer                         11%                       11%
--------------------------------------------------------------------------
Lease Revenue                          8%                        8%
--------------------------------------------------------------------------
Education                              6%                        5%
--------------------------------------------------------------------------
Utility/Power                          6%                        8%
--------------------------------------------------------------------------
Other                                  3%                        3%
--------------------------------------------------------------------------

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/Robert S. Kapito                                        /s/Kevin Klingert
-------------------                                        -----------------
Robert S. Kapito                                           Kevin Klingert
Vice Chairman and                                          Managing Director and
  Portfolio Manager                                         Portfolio Manager
BlackRock Financial                                        BlackRock Financial
  Management, Inc.                                          Management, Inc.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------

Symbol on New York Stock Exchange:                                   BMN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Offering Date:                                       September 27, 1991
--------------------------------------------------------------------------------
Closing Stock Price as  of 6/30/99:                                $10.50
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/99:                                     $10.83
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 6/30/99 ($10.50)1:                5.86%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share2:                     $0.05125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share2:                  $0.615
--------------------------------------------------------------------------------


1 Yield on  Closing  Stock  Price  is  calculated  by  dividing  the  current annualized distribution per share by the closing stock price per share. 2 Distribution is not constant and is subject to change.

----------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                        OPTION
            AMOUNT                                                                            CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                             PROVISIONS+        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--141.5%
                     ALABAMA--1.0%
                     Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
   AAA     $1,700++   6.50%, 2/01/01 ...........................................              N/A         $  1,794,044
   AAA      1,815++   6.60%, 2/01/01 ...........................................              N/A            1,918,146
   AAA      1,025++   6.625%, 2/01/01 ..........................................              N/A            1,083,630
                                                                                                          ------------
                                                                                                             4,795,820
                                                                                                          ------------
                     ALASKA--1.5%
   AAA      9,000    No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA ........          No Opt. Call       7,160,130
                                                                                                          ------------
                     ARIZONA--1.1%
                     Tucson Bus. Dev. Fin., Corp. Lease Rev., FGIC,
   AAA      1,515++    6.25%, 7/01/02 ..........................................              N/A            1,624,959
   AAA       3,495     6.25%, 7/01/06 ..........................................          7/02 at 102        3,725,285
                                                                                                          ------------
                                                                                                             5,350,244
                                                                                                          ------------
                     CALIFORNIA--5.0%
   AAA      6,000    California St., G.O., 6.30%, 9/01/06, AMBAC ...............          No Opt. Call       6,650,220
   AAA      1,910++  California St. Pub. Wrks. Rev., Ser. A,
                       6.20%, 12/01/02, AMBAC ..................................               N/A           2,071,280
   AAA      4,000    Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A,
                       6.50%, 3/01/07, MBIA ....................................          3/01 at 102        4,211,920
                     Los Angeles Wst. Wtr. Sys. Rev., MBIA,
   AAA      5,570      5.625%, 6/01/07 .........................................          6/03 at 102        5,881,252
   AAA      3,320++    Ser. D, 6.60%, 12/01/00 .................................              N/A            3,520,428
   AAA      3,500    San Joaquin Hills Trans. Agcy., Toll Rd. Rev.,
                       Ser. A, Zero Coupon, 1/15/07, MBIA ......................          No Opt. Call       2,461,235
                                                                                                          ------------
                                                                                                            24,796,335
                                                                                                          ------------
                     COLORADO--2.0%
                     Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
   AAA      2,025++    6.50%, 11/15/01 .........................................               N/A           2,151,461
   AAA      1,385      6.50%, 11/15/05 .........................................          11/01 at 101       1,462,200
   AAA      1,110++    6.60%, 11/15/01 .........................................               N/A           1,181,795
   AAA        765      6.60%, 11/15/06 .........................................          11/01 at 101         809,339
   AAA      2,295++    6.625%, 11/15/01 ........................................               N/A           2,444,703
   AAA      1,570      6.625%, 11/15/07 .......................................           11/01 at 101       1,654,639
                                                                                                          ------------
                                                                                                             9,704,137
                                                                                                          ------------
                     CONNECTICUT--0.9%
   AAA      4,000    Connecticut St. Arpt. Rev., 7.65%, 10/01/12, FGIC .........          10/04 at 100       4,540,640
                                                                                                          ------------
                     DISTRICT OF COLUMBIA--1.8%
                     Dist. of Columbia, G.O., Ser. B, 6/01/06, MBIA,
   AAA      1,060++    5.90%, 6/01/04 ..........................................               N/A           1,136,776
   AAA      7,190      5.90%, 6/01/06 ..........................................          6/04 at 102        7,633,191
                                                                                                          ------------
                                                                                                             8,769,967
                                                                                                          ------------
                     FLORIDA--12.1%
                     Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev.,
                     (Dept. Nat. Res. & Pres.),
   AAA      7,000++    6.45%, 7/01/01, MBIA ....................................               N/A           7,375,270
   AAA      6,975++    6.75%, 7/01/01, AMBAC ...................................               N/A           7,452,788
   AAA      2,190    Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA ....          7/01 at 101        2,300,310
                     Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. B, FGIC,
   AAA      4,760      6.55%, 10/01/06 .........................................          10/02 at 102       5,117,904
   AAA      5,070      6.55%, 10/01/07 .........................................          10/02 at 102       5,436,916
   AAA      3,155    Gulf Breeze Local Gov't., Ln. Pkg. Rev., 7.70%, 12/01/15, FGIC       12/99 at 102       3,208,982
   AAA      2,650++  Jacksonville Hlth. Fac. Auth. Rev., Mem. Med. Ctr.,
                       Ser. A, 6.625%, 11/01/01, MBIA ..........................               N/A           2,816,632
   AAA      7,500    Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj.,
                       6.50%, 2/01/07, CONNIE LEE ..............................           2/02 at 102       7,982,325
   AAA      2,000++  No. Broward Hosp. Rev., 6.50%, 1/01/02, MBIA ..............               N/A           2,140,140

                                            See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                        OPTION
            AMOUNT                                                                            CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                             PROVISIONS+        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     FLORIDA--12.1% (CONTINUED)
   AAA    $10,645    Orange Cnty., Tourist Dev. Tax Rev., Ser. A,
                       6.375%, 10/01/06, AMBAC .................................          10/02 at 102    $ 11,373,331
   AAA      2,570++  Tampa Auth. Rev., St. Joseph Hlth. Ctr.,
                       6.70%, 12/01/01, MBIA ...................................               N/A           2,767,916
   AAA       1,600   Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ......          10/01 at 102       1,708,048
                                                                                                          ------------
                                                                                                            59,680,562
                                                                                                          ------------
                     GEORGIA--0.4%
   AAA      1,990    Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp.,
                       Ser. B, 6.45%, 1/01/05, MBIA ............................          1/04 at 101        2,137,698
                                                                                                          ------------
                     ILLINOIS--14.9%
   AAA      4,930++  Alton Hlth. Fac. Rev., Christian Hlth. Ctr.,
                       7.00%, 2/15/01, FGIC ....................................               N/A           5,240,836
                     Chicago Cent. Pub. Library, G.O. AMBAC,
   AAA      1,800++    Ser. A, 6.75%, 4/01/02 ..................................               N/A           1,943,604
   AAA      1,600++    Ser. C, 6.75%, 4/01/02 ..................................               N/A           1,727,648
   AAA      5,555++  Cook Cnty., Ser. A, 6.40%, 11/15/02, MBIA .................               N/A           6,008,510
   AAA      1,775++  Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A,
                       6.375%, 1/01/02, FGIC ...................................               N/A           1,860,094
                     Illinois Hlth. Fac. Auth. Rev.,
   AAA      3,300    Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC .................          1/02 at 102        3,499,485
   AAA     14,585    Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA ........          6/02 at 102       15,609,159
                     Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
   AAA      2,780++    6.55%, 11/01/01 .........................................               N/A           2,976,435
   AAA      6,125++    6.625%, 11/01/01 ........................................               N/A           6,567,837
   AAA      8,725++  Illinois St., G.O., 6.40%, 12/15/01, AMBAC ................               N/A           9,334,005
                     Illinois St. Sales Tax Rev., Ser. O,
   AAA      5,900      Zero Coupon, 6/15/07 ....................................          No Opt. Call       4,025,098
   AAA      5,635      Zero Coupon, 6/15/08 ....................................          No Opt. Call       3,616,374
   AAA      2,065++    6.50%, 6/15/01 ..........................................               N/A           2,193,897
   AAA      3,935      6.50%, 6/15/06 ..........................................          6/02 at 101        4,163,152
   AAA      2,000++    6.60%, 6/15/01 ..........................................               N/A           2,128,540
   AAA      2,000      Will Cnty. Cmnty. Sch. Dist. Rev.,
                       7.05%, 12/01/08, AMBAC ..................................          No Opt. Call       2,303,580
                                                                                                          ------------
                                                                                                            73,198,254
                                                                                                          ------------
                     INDIANA--2.9%
   AAA      9,000    Indiana Univ. Rev., Student Fee,
                       Zero Coupon, 8/01/06, AMBAC .............................          No Opt. Call       6,406,920
   Aaa      2,270    Noblesville West Indpt. Sch. Bldg. Corp., G.O.,
                       7.00%, 7/01/07, MBIA ....................................          1/01 at 102        2,386,791
   AAA      5,000    Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA ..          7/00 at 102        5,208,150
                                                                                                          ------------
                                                                                                            14,001,861
                                                                                                          ------------
                     KENTUCKY--3.1%
                     Danville Multi-City Lease Rev., Swr & Drain Sys., MBIA,
   AAA      2,015++    6.60%, 3/01/02 ..........................................               N/A           2,167,455
   AAA      2,160++    6.65%, 3/01/02 ..........................................               N/A           2,326,104
   AAA      3,750++  Kentucky Dev. Fin. Auth. Rev., Sisters of Charity,
                       6.60%, 11/01/01, MBIA ...................................               N/A           3,981,262
   AAA      6,410    Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53,
                       6.625%, 10/01/07, MBIA ..................................          10/01 at 102       6,806,523
                                                                                                          ------------
                                                                                                            15,281,344
                                                                                                          ------------
                     LOUISIANA--7.0%
                     Jefferson Sales Tax Dist. Rev., FGIC,
   AAA     21,000      Ser. A, 6.75%, 12/01/06 .................................          12/02 at 100      22,465,341
   AAA      4,000++    Ser. B, 6.75%, 12/01/02 .................................               N/A           4,297,760
   AAA      3,500++  Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC ........               N/A           3,762,290
   AAA      5,250    New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC ............          No Opt. Call       3,740,782
                                                                                                           -----------
                                                                                                            34,266,173
                                                                                                          ------------
                     MASSACHUSETTS--5.1%
   AAA      3,670++  Mansfield, G.O., 6.65%, 1/15/02, AMBAC ....................               N/A           3,942,901
                     Massachusetts Bay Trans. Auth. Rev. Gen., Tran. Sys.,
   AAA     20,015++    Ser. A, 6.625%, 3/01/02, MBIA ...........................               N/A          21,197,486
                                                                                                          ------------
                                                                                                            25,140,387
                                                                                                          ------------

                                            See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                        OPTION
            AMOUNT                                                                            CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                             PROVISIONS+        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     MICHIGAN--9.0%
                     Detroit Swr. Disp. Rev., FGIC,
   AAA     $1,655++    6.60%, 7/01/01 ..........................................               N/A        $  1,763,667
   AAA      1,765++    6.65%, 7/01/01 ..........................................               N/A           1,882,567
   AAA      1,880++    6.70%, 7/01/01 ..........................................               N/A           2,006,994
   AAA      3,750    Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC .......          1/01 at 102        3,920,213
                     Michigan Mun. Bond Auth.,
   AAA      5,000      G.O., Ser. D, Zero Coupon, 5/15/06, MBIA ................          No Opt. Call       3,610,100
   AAA      1,840      Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC .........          11/04 at 102       2,027,882
                     Michigan St. Bldg. Auth. Rev.,
   AAA     11,590      Ser. I, 6.75%, 10/01/07, MBIA ...........................          10/01 at 102      12,327,240
   AAA      3,850++    Ser. II, 6.75%, 10/01/01, AMBAC .........................               N/A           4,135,863
   AAA     11,940    Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                       6.60%, 11/15/07, MBIA ...................................          11/01 at 102      12,659,504
                                                                                                          ------------
                                                                                                            44,334,030
                                                                                                          ------------
                     NEVADA--4.7%
   AAA      6,210++  Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01, AMBAC .....               N/A           6,579,060
                     Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
   AAA     11,000      6.70%, 3/01/06 ..........................................          3/01 at 101       11,455,840
   AAA      1,500      6.75%, 3/01/07 ..........................................          3/01 at 101        1,563,345
   AAA      3,250++  Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr.,
                       6.70%, 7/01/01, MBIA ....................................               N/A           3,469,538
                                                                                                          ------------
                                                                                                            23,067,783
                                                                                                          ------------
                     NEW HAMPSHIRE--0.5%
   AAA      2,310    New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                       6.70%, 10/01/06, AMBAC ..................................          10/02 at 102       2,445,366
                                                                                                          ------------
                     NEW JERSEY--15.9%
   AAA     10,500++  Elizabeth, G.O., 6.60%, 8/01/01, MBIA .....................               N/A          11,098,605
                     Howell Twp., G.O., FGIC,
   AAA      7,715      6.70%, 1/01/06 ..........................................          1/02 at 102        8,227,353
   AAA      2,925      6.75%, 1/01/07 ..........................................          1/02 at 102        3,126,240
                     New Jersey St. Hlth. Care Fac. Fin. Auth. Rev.,
                     Hackensack Med. Ctr., FGIC,
   AAA     12,755++    6.65%, 7/01/01 ..........................................               N/A          13,604,611
   AAA      3,735++    6.70%, 7/01/01 ..........................................               N/A           3,987,299
   AAA      1,765    New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy.,
                       6.15%, 1/01/07, AMBAC ...................................          1/02 at 102        1,852,844
   AAA     30,000    New Jersey St. Tpk. Auth. Rev., Ser. C,
                       6.40%, 1/01/07, AMBAC ...................................         1/01 at 101.5      31,222,800
                     No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
   AAA      2,525      Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 ..............          11/01 at 102       2,672,157
   AAA      1,065      Wanaque So. Proj., 6.50%, 7/01/06 .......................          No Opt. Call       1,149,721
   AAA      1,250    Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA ....          12/02 at 102       1,326,150
                                                                                                          ------------
                                                                                                            78,267,780
                                                                                                          ------------
                     NEW MEXICO--0.8%
   AAA      3,535    Gallup, P.C.R., 6.50%, 8/15/07, MBIA ......................          8/02 at 102        3,766,330
                                                                                                          ------------
                     NEW YORK--14.1%
   AAA     13,000    New York City, G.O., Ser. A, 7.00%, 8/01/07, FSA ..........          8/06 at 101.5     14,836,900
   AAA     10,000    New York City G.O., Ser. E, 6.125%, 8/01/06, MBIA .........          No Opt. Call      10,817,100
                     New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys.
                       Rev., Ser. A, FGIC,
   AAA     11,100      6.15%, 6/15/07 ..........................................          6/02 at 101.5     11,716,716
   AAA      1,090++    6.75%, 6/15/01 ..........................................               N/A           1,155,106
   AAA      1,070      6.75%, 6/15/06 ..........................................          6/01 at 101        1,125,287
   AAA      1,340++    7.00%, 6/15/01 ..........................................               N/A           1,426,229
   AAA      1,320      7.00%, 6/15/07 ..........................................          6/01 at 101        1,391,755
   AAA      4,500    New York St. Environ. Fac. Corp., P.C.R., Ser. D,
                       6.40%, 5/15/06 ..........................................          11/04 at 102       4,958,955
   AAA      9,830    New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge.,
                       Ser. A, 5.50%, 11/01/06, FSA ............................          5/06 at 102       10,262,815
   AAA      5,250    New York St. Urb. Dev. Corp. Rev.,
                       5.625%, 1/01/07, AMBAC . ................................          1/03 at 102        5,504,310
   AAA      6,000    Triborough Brdg. & Tunl. Auth. Rev., Ser. B,
                       6.70%, 1/01/08, FGIC ....................................          1/01 at 102        6,292,020
                                                                                                          ------------
                                                                                                            69,487,193
                                                                                                          ------------

                                            See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                        OPTION
            AMOUNT                                                                            CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                             PROVISIONS+        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     NORTH CAROLINA--1.3%
   AAA     $6,000    North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                       6.00%, 1/01/06, CAPMAC ..................................          No Opt. Call    $  6,413,820
                                                                                                          ------------
                     NORTH DAKOTA--0.4%
   AAA      2,035    Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp.,
                       6.50%, 12/01/06, MBIA ...................................          12/01 at 102       2,145,969
                                                                                                          ------------
                     PENNSYLVANIA--10.3%
   AAA      6,200++  Beaver Cnty. Hosp. Auth., 6.625%, 7/01/02, AMBAC ..........               N/A           6,714,538
   AAA      1,500++  Coatesville Sch. Dist., G.O., 6.60%, 3/01/01, AMBAC .......               N/A           1,561,320
   AAA     10,000++  Harrisburg Auth. Lease Rev., 6.625%, 6/01/01, FSA .........               N/A          10,555,400
   AAA      7,450++  Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01, FGIC .....               N/A           7,942,966
   AAA      1,445++  Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01, MBIA ....               N/A           1,543,983
   AAA      4,500    Pennsylvania St. Tpk. Auth. Rev., Ser. O,
                       5.80%, 12/01/07, FGIC ...................................          12/02 at 102       4,710,420
                     Philadelphia Mun. Auth., Justice Lease Rev.,
   AAA      1,550      Ser. A, 7.00%, 11/15/04, MBIA ...........................          11/01 at 102       1,665,026
   AAA      2,370++    Ser. B, 7.10%, 11/15/01, FGIC ...........................               N/A           2,571,189
                     Pittsburgh & Allegheny Cntys. Rev., AMBAC,
   AAA      1,015      Ser. A, 6.50%, 7/15/06 ..................................          7/01 at 100        1,054,250
   AAA        900      Ser. B, 6.50%, 7/15/06 ..................................          7/01 at 100          934,803
   AAA      3,000    Schuylkill Cnty. Redev. Auth. Common Lease Rev.,
                       Ser. A, 7.00%, 6/01/07, FGIC ............................          6/02 at 101        3,180,060
   AAA      7,800++  Westmoreland Cnty., G.O., 6.70%, 8/01/01, AMBAC ...........               N/A           8,198,190
                                                                                                          ------------
                                                                                                            50,632,145
                                                                                                          ------------
                     RHODE ISLAND--2.4%
   AAA     11,220++  Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01, MBIA .......               N/A          11,920,128
 ...............................................................................                          ------------
                     SOUTH CAROLINA--2.0%
   AAA      4,390    Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC ..          1/01 at 102        4,607,173
   AAA      5,100    Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC ...........          1/01 at 102        5,326,950
                                                                                                          ------------
                                                                                                             9,934,123
                                                                                                          ------------
                     TENNESSEE--0.5%
   AAA      2,350    Met. Nashville Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ..          7/01 at 102        2,477,676
                                                                                                          ------------
                     TEXAS--15.5%
   AAA      2,000++  Austin Util. Sys. Rev., 6.875%, 5/15/01, AMBAC ............               N/A           2,136,420
   AAA      8,500    Cypress-Fairbanks Indpt. Sch. Dist.,
                       G.O., Zero Coupon, 8/01/06, AMBAC .......................          No Opt. Call       6,025,990
   AAA      5,800    El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA ......          2/02 at 100        6,047,718
                     Ft. Bend Cnty., Perm. Imprvt., FGIC,
   AAA      1,650++    G.O., 6.60%, 9/01/02 ....................................               N/A           1,762,167
   AAA      1,725++    Rev., 6.60%, 9/01/02 ....................................               N/A           1,842,266
                     Harris Cnty. Toll Rd., Sr. Lien, Ser. A, FGIC,
   AAA     13,555++    6.50%, 8/15/02 ..........................................               N/A          14,663,121
   AAA      1,955      6.50%, 8/15/06 ..........................................          8/02 at 102        2,093,512
   AAA        590      6.50%, 8/15/07 ..........................................          8/02 at 102          631,801
                     Houston Wtr. & Swr. Sys. Rev., Ser. B, FGIC,
   AAA      1,775++    6.75%, 12/01/01 .........................................               N/A           1,913,699
   AAA     13,225      6.75%, 12/01/08 .........................................          12/01 at 102      14,098,114
   AAA      1,900    No. Central Texas Hlth. Fac. Dev. Corp. Rev.,
                     Childrens Med. Ctr. of Dallas,
                       6.375%, 10/01/06, MBIA ..................................          10/01 at 102       1,998,401
   AAA      1,550++  No. Texas Wtr. Dist., 6.40%, 6/01/03, MBIA ................               N/A           1,659,973
   AAA      3,000++  Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01, MBIA ..               N/A           3,158,850
   AAA      15,000   Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC ....           No Opt. Call     10,658,100
   AAA      3,745++  Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01, MBIA .....               N/A           3,910,042
   AAA      3,395    Tyler Cnty. Hlth. Fac. Dev. Corp. Rev.,
                     Mother Francis Hosp.,
                       6.50%, 7/01/06, FGIC ....................................          7/02 at 102        3,621,514
                                                                                                          ------------
                                                                                                            76,221,688
                                                                                                          ------------
                     WASHINGTON--4.7%
                     Seattle, G.O., Ser. E, MBIA,
   AAA      1,700      Zero Coupon, 12/15/07 ...................................          No Opt. Call       1,124,805
   AAA      1,345      Zero Coupon, 12/15/08 ...................................          No Opt. Call         839,751

                                            See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                        OPTION
            AMOUNT                                                                            CALL             VALUE
  RATING*    (000)                                 DESCRIPTION                             PROVISIONS+        (NOTE 1)
----------------------------------------------------------------------------------------------------------------------
                     WASHINGTON--4.7% (CONTINUED)
   AAA    $ 1,250    Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
                       6.55%, 1/01/07, FGIC ....................................          No Opt Call     $  1,379,675
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
   AAA      3,835      6.70%, 12/01/06 .........................................          12/01 at 100       4,012,445
   AAA      4,145      6.75%, 12/01/07 .........................................          12/01 at 100       4,336,665
                     Washington St. Pub. Pwr. Sply. Sys. Rev.,
                     Nuclear Proj. No. 2, Ser. A,
   AAA     12,875      Zero Coupon, 7/01/06, MBIA ..............................          No Opt. Call       9,221,075
   AAA      2,265++    6.50%, 7/01/01, FGIC ....................................               N/A           2,407,219
                                                                                                          ------------
                                                                                                            23,321,635
                                                                                                          ------------
                     WISCONSIN--0.6%
   AAA      2,850    Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev.,
                       6.50%, 11/15/06, MBIA ...................................          11/01 at 102       3,021,371
                                                                                                          ------------
                     Total Long-Term Investments (cost $651,698,646)                                       696,280,589
                                                                                                          ------------
                     SHORT-TERM INVESTMENTS**--2.1%
                     NEW MEXICO--1.1%
   A1+      5,300    Farmington P.C.R., Arizona Pub. Ser. Co.,
                       3.40%, 7/01/99, Ser. B, FRDD ............................               N/A           5,300,000
                                                                                                          ------------
                     NEW YORK--1.0%
   A1+      4,700    Long Island Pwr. Auth., 3.40%, 7/01/99, FRDD. .............               N/A           4,700,000
                                                                                                          ------------

                     Total Short-Term Investments (cost $10,000,000) ...........                            10,000,000
                                                                                                          ------------
                     TOTAL INVESTMENTS--143.6% (cost $661,698,646; Note 3) .....                           706,280,589
                     Other assets in excess of liabilities--2.1% ...............                            10,716,056
                     Liquidation value of preferred stock--(45.7)% .............                          (225,000,000)
                                                                                                          ------------

                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ........                          $491,996,645
                                                                                                          ============

 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of these instruments
    is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prerefunded. See Glossary for definition.

------------------------------------------------------------------------------------------------------------------
                              The following abbreviations are used in portfolio descriptions:
  AMBAC      -- American Municipal Bond Assurance Corporation      FSA    -- Financial Security Assurance
  CAPMAC     -- Capital Markets Assurance Corporation              FRDD   -- Floating Rate Daily Demand**
  C.O.P.     -- Certificate of Participation                       G.O.   -- General Obligation Bond
  CONNIE LEE -- College Construction Loan Insurance Association    MBIA   -- Municipal Bond Insurance Association
  FGIC       -- Financial Guaranty Insurance Company               P.C.R. -- Pollution Control Revenue
------------------------------------------------------------------------------------------------------------------

                                            See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $661,698,646) (Note 1) .......         $706,280,589
Cash .....................................................               90,558
Interest receivable ......................................           11,359,061
                                                                   ------------
 .........................................................          717,730,208
                                                                   ------------
Liabilities
Investment advisory fee payable (Note 2) .................              207,669
Dividends payable-preferred stock ........................              204,926
Administration fee payable (Note 2) ......................               41,534
Other accrued expenses ...................................              279,434
                                                                   ------------
 .........................................................              733,563
                                                                   ------------
NET INVESTMENT ASSETS ....................................         $716,996,645
                                                                   ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................................         $    454,106
    Paid-in capital in excess of par .....................          421,119,385
  Preferred stock (Note 4) ...............................          225,000,000
                                                                   ------------
                                                                    646,573,491

  Undistributed net investment income ....................           25,860,725
  Accumulated net realized loss ..........................              (19,514)
  Net unrealized appreciation ............................           44,581,943
                                                                   ------------
Net investment assets, June 30, 1999 .....................         $716,996,645
                                                                   ============
  Net assets applicable to common
    shareholders .........................................         $491,996,645
                                                                   ============
Net asset value per common share:
  ($491,996,645 / 45,410,639 shares of
  common stock issued and outstanding) ...................               $10.83
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME

Income
  Interest and discount earned ...........................         $ 21,406,977
                                                                   ------------
Operating expenses
  Investment advisory ....................................            1,290,121
  Auction agent ..........................................              279,000
  Administration .........................................              258,024
  Custodian ..............................................               75,000
  Directors ..............................................               42,000
  Audit ..................................................               30,000
  Transfer agent .........................................               17,000
  Reports to shareholders ................................               10,000
  Legal ..................................................                5,000
  Miscellaneous ..........................................              135,492
                                                                   ------------
    Total expenses .......................................            2,141,637
                                                                   ------------
Net investment income ....................................           19,265,340
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 3)
  Net realized gain on investments .......................                2,678
  Net change in unrealized appreciation
   on investments ........................................          (18,654,326)
                                                                   ------------
  Net loss on investments ................................          (18,651,648)
                                                                   ------------
NET INCREASE IN NET INVESTMENT
  ASSETS RESULTING FROM OPERATIONS .......................         $    613,692
                                                                   ============
  See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    Six Months Ended       Year Ended
                                                                        June 30,          December 31,
                                                                          1999                1998
                                                                    ---------------       ------------
Increase (Decrease) in Net Investment Assets

Operations:
  Net investment income ......................................        $19,265,340          $38,755,547
  Net realized gain (loss) on investments ....................              2,678              (22,192)
  Net change in unrealized appreciation
   (depreciation) on investments .............................        (18,654,326)          (3,961,990)
                                                                     ------------         ------------
    Net increase in net investment assets
     resulting from operations ...............................            613,692           34,771,365
                                                                     ------------         ------------
  To preferred shareholders from net investment income .......         (3,504,271)          (7,606,013)
  To common shareholders from net investment income ..........        (13,963,579)         (27,927,201)
                                                                     ------------         ------------
    Total dividends ..........................................        (17,467,850)         (35,533,214)
                                                                     ------------         ------------

      Total decrease .........................................        (16,854,158)            (761,849)
                                                                     ------------         ------------

NET INVESTMENT ASSETS

Beginning of period ..........................................        733,850,803          734,612,652
                                                                     ------------         ------------
End of period ................................................       $716,996,645         $733,850,803
                                                                     ============         ============

                                             See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS (Unaudited)
---------------------------------------------------------------------------------------------------------------------------------

                                                   Six Months Ended                       Year Ended December 31,
                                                        June 30,     ------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE:                   1999         1998         1997        1996        1995          1994
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, beginning of period .............     $   11.21    $   11.22    $   10.96    $   11.14    $    9.98    $   11.30
                                                       ---------    ---------    ---------    ---------    ---------    ---------
  Net investment income ..........................          0.42         0.85         0.85         0.84         0.87         0.83
  Net realized and unrealized gain
   (loss) on investments .........................         (0.41)       (0.08)        0.20        (0.24)        1.14        (1.39)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net increase (decrease) from
  investment operations ..........................          0.01         0.77         1.05         0.60         2.01        (0.56)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Dividends from net investment income to:
  Preferred shareholders .........................         (0.08)       (0.17)       (0.18)       (0.17)       (0.19)       (0.14)
  Common shareholders ............................         (0.31)       (0.61)       (0.61)       (0.61)       (0.62)       (0.62)
Distributions from capital gains to:
  Preferred shareholders .........................            --           --            *            *        (0.01)          --
  Common shareholders ............................            --           --            *            *        (0.03)          --
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Total dividends and distributions ................         (0.39)       (0.78)       (0.79)       (0.78)       (0.85)       (0.76)
                                                       ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period** .................     $   10.83    $   11.21    $   11.22    $   10.96    $ 11.14$          9.98
                                                       =========    =========    =========    =========    =========    =========
Market value, end of period** ....................     $   10.50    $   11.38    $   11.00    $   10.25    $ 10.13$          8.88
                                                       =========    =========    =========    =========    =========    =========
TOTAL INVESTMENT RETURN+ .........................         (5.04%)       9.35%       13.69%        7.43%       21.67%       (8.89%)
                                                       =========    =========    =========    =========    =========    =========
RATIOS TO AVERAGE NET ASSETS OF
  COMMONSHAREHOLDERS:++
Expenses .........................................          0.86%+++     0.80%        0.88%        0.91%        0.90%        0.94%
Net investment income before
  preferred stock dividends ......................          7.70%+++     7.63%        7.70%        7.75%        8.06%        7.91%
Preferred stock dividends ........................          1.40%+++     1.50%        1.61%        1.59%        1.83%        1.38%
Net investment income available
  to common stockholders .........................          6.30%+++     6.13%        6.09%        6.16%        6.23%        6.53%

SUPPLEMENTAL DATA:
Average net assets of common
  shareholders (in thousands) ....................      $504,710     $508,037     $500,227     $494,667     $487,923     $475,529
Portfolio turnover rate ..........................            1%           0%           8%           5%           9%          21%
Net assets of common shareholders,
  end of period (in thousands) ...................      $491,997     $508,851     $509,613     $497,686     $506,060     $453,407
Asset coverage per share of preferred stock,
  end of period# .................................      $ 79,689     $ 81,550     $ 81,640     $ 80,298     $ 81,243     $150,783
Preferred stock outstanding (in thousands) .......      $225,000     $225,000     $225,000     $225,000     $225,000     $225,000

   * Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $0.0008 and to common shareholders was $0.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.
  ** Net asset value and market value are published in Barron's on Saturday, The
     New York Times and The Wall Street Journal on Monday.
   # A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock Municipal Target Term Trust Inc. (the "Trust"), was organized in Maryland on July 16, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and
Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements inconformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.  AGREEMENTS
     The Trust has an Investment Advisory Agreement withBlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors,Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America. The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO SECURITIES
     Purchases and sales of investment securities, other than short-term investments for the six months ended June 30, 1999 aggregated $5,889,800 and $11,716,140 respectively.

   The federal income tax basis of the Trust's investments at June 30, 1999 was substantially the same as the basis for financial reporting purposes and, accordingly, gross and net unrealized appreciation for federal income tax purposes was $44,581,943.

   For federal income tax purposes, the Trust had a capital loss carry forward at December 31, 1998 of approximately $22,200 which will expire in 2006.
Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.


NOTE 4. CAPITAL
     There are 200 million shares of $.01 par value common stock authorized. Of the 45,410,639 common shares outstanding at June 30, 1999, the Adviser owned 10,639 shares. As of June 30, 1999, there were 9,000 preferred shares outstanding as follows: Series W7-3,000, Series F7-3,000 and Series W28-3,000.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.37% to 4.24% during the six months ended June 30, 1999.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS
     Subsequent to June 30, 1999, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05125 per common share payable July 30, 1999 to shareholders of record on July 15, 1999.

   For the period July 1, 1999 to July 31, 1999 dividends and distributions declared on preferred shares totalled $594,689 in aggregate for the three outstanding preferred share series.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue any new shares under the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

   YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

   The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

   The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

   ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
     (1) To elect three Directors as follows:

      Director                            Class          Term          Expiring
      --------                            -----          ----          --------
      Richard E. Cavanagh ..........        I           3 years          2002
      James Grosfeld ...............        I           3 years          2002
      James Clayburn La Force, Jr. .        I           3 years          2002

     Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Kent Dixon, Frank J. Fabozzi, Laurence D. Fink, Walter F. Mondale and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

     Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                         Votes for*    Votes Against*   Abstentions*
                                         ---------     -------------    -----------
         Richard E. Cavanagh                 4,663           --                   3
         James Grosfeld                  40,746,46           --             549,319
         James Clayburn La Force, Jr.   40,686,252           --             609,529
         Ratification of
           Deloitte & Touche LLP        40,720,987        165,375           409,419

----------------
* The votes represent common and preferred shareholders voting as a single class except for the election of Richard E. Cavanagh who was elected by preferred shareholders.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income exempt from regular federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.

WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $140 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's adviser to be of comparable credit quality.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the Trust's assets are invested in securities which have maturities that are similar to the maturity date of the Trust. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active, management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, BlackRock will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust.

In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year. In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


CLOSED-END FUND:
Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:
When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

DIVIDEND:
Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:
Shareholders  may  have  all  dividends  and   distributions  of  capital  gains
automatically  reinvested  into  additional  shares of the Trust.

MARKET PRICE:
Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):
Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times and The Wall Street Journal each Monday. Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium. Pre-refunded Bonds: These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

THE BLACKROCK
MUNICIPAL TARGET
TERM TRUST INC.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 1999




DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800)  699-1BFM

AUCTION  AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The  accompanying  financial  statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                 The BlackRock Municipal Target Term Trust Inc.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077
                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2
Printed on recycled paper